Exhibit 99.1

NeoVolta Announces Proposed Public Offering of Common Stock

SAN DIEGO, May 27, 2026 -- NeoVolta Inc. (NASDAQ: NEOV) (“NeoVolta” or the “Company”), a U.S.-based energy technology company delivering scalable energy storage solutions, today announced that it is commencing an underwritten public offering of shares of its common stock, or in lieu of shares of common stock, pre-funded warrants to purchase shares of common stock. In addition, the Company intends to grant the underwriters a 30-day option to purchase up to 15% of the total number of securities sold in the offering (consisting of shares of common stock, pre-funded warrants or any combination thereof), on the same terms and conditions. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Lake Street Capital Markets, LLC is acting as the sole book-running manager for the proposed offering.

The securities are being offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-280400) previously filed with the Securities and Exchange Commission (“SEC”) on June 21, 2024, and declared effective by the SEC on June 28, 2024. The offering of such securities is being made only by means of a prospectus supplement and accompanying base prospectus that forms a part of the registration statement. A preliminary prospectus supplement and accompanying base prospectus relating to the offering will be filed with the SEC and will be available for free on the SEC’s website at http://www.sec.gov. When available, copies of the preliminary prospectus supplement and the accompanying base prospectus relating to the offering may be obtained from Lake Street Capital Markets, LLC at 121 South Eighth Street, Suite 1000, Minneapolis, MN 55402, or e-mail at prospectus@lakestreetcm.com. The final terms of the proposed offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About NeoVolta

NeoVolta is an innovator in energy storage solutions dedicated to advancing reliable, high-performance power infrastructure for residential, commercial, and utility applications. With a focus on scalable technology, domestic manufacturing, and strategic partnerships, NeoVolta is positioned to support the accelerating transition toward resilient energy systems.

Forward-Looking Statements

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, the Company’s ability to complete an offering on the anticipated terms, or at all and the timing of any offering. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “believes,” “estimates,” “anticipates,” “expects,” “plans,” “projects,” “intends,” “potential,” “may,” “could,” “might,” “will,” “should,” “approximately,” or other words that convey uncertainty of future events or outcomes. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. Risk Factors in the Company’s most recently filed Form 10-K and updated from time to time in its Form 10-Q filings and in its other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. The Company undertakes no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Contacts

NEOV Investors

Alliance Advisors IR

ir@neovolta.com

NEOV Media

Email: press@neovolta.com

Phone: 800-364-5464